                  STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                 P.O. BOX 5049
                          BOSTON, MASSACHUSETTS 02206

                                ---------------

                           STATE STREET INSTITUTIONAL
                              LIQUID RESERVES FUND

                                ---------------

                        PROSPECTUS DATED APRIL 29, 2005
                          (AS REVISED AUGUST 1, 2005)

                                ---------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE STATE STREET INSTITUTIONAL LIQUID RESERVES FUND (THE "FUND") IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities. There is no guarantee the Fund will be able to maintain a stable net asset value per share.
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INTRODUCTION

  The State Street Institutional Liquid Reserves Fund (the "Fund") is a mutual fund that seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"), by investing in dollar denominated securities. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Money Market Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.

  The Fund attempts to meet its investment objective by investing in high-quality money market instruments. Such instruments include: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities; (3) instruments of U.S. and foreign banks, including certificates of deposit, bankers' acceptances and time deposits, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of U.S. and foreign companies; (5) asset-backed securities; (6) corporate obligations of U.S. and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

  The Adviser bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

  - Money Market Risk. The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  - Interest Rate Risk. The risk that during periods of rising interest rates, the Fund's yield will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund's yield will tend to be higher.

  - Credit/Default Risk. The risk that an issuer of fixed-income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating and generally, lower rated bonds have higher credit risks.

  - Government Securities Risk. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

  - Foreign Risk. The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

  - Banking Industry Risk. The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Normally, the Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

  - Sector Risk. The risk that the Fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

  - Management Strategy Risk. The risk that a strategy used by the Adviser may fail to produce the intended results.

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  - Fixed-Income Securities Risk.  Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. Credit risk involves the risk that the issuer could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and asset-backed securities.

  - Liquidity Risk. The risk that the Fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

PERFORMANCE INFORMATION

  Performance information for the Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*..................................    0.10%
Distribution (12b-1) Fees.........................    0.05%
Other Expenses....................................    0.08%
                                                     -----
Total Annual Fund Operating Expenses..............    0.23%
                                                     =====
Less Waivers and Reimbursement**..................   (0.08)%
                                                     -----
Net Expenses**....................................    0.15%
                                                     =====

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 * This fee represents the total expenses of the corresponding Portfolio of the
   State Street Master Funds.

** The Adviser has contractually agreed to cap the total operating expenses (not including the pass-through expenses of the corresponding Portfolio of the State Street Master Funds) at 0.05% (on an annualized basis) of the Fund's average daily net assets until April 30, 2006. In addition, the Adviser has voluntarily agreed to cap the total operating expenses (not including the pass-thru expenses of the corresponding Portfolio of the
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   State Street Master Funds) at 0.02% (on an annualized basis), reducing total net operating expenses from 0.15% to 0.12%. This voluntary expense limitation may be revised or canceled at any time without notice.

  Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

                        1 YEAR     3 YEARS
                        -------    -------
                          $15        $48

MANAGEMENT AND ORGANIZATION

  The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

  The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.

  The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage more than $1.35 trillion as of December 31, 2004 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $98 billion in assets under management at December 31, 2004. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets

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directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

  The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

  The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

  The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

  The Transfer and Dividend Disbursing Agent. ALPS Mutual Funds Services, Inc. is the transfer and dividend disbursing agent.

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

  The investment objective of the Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

  Quality of Securities. The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the SEC rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

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  Portfolio Maturity.  A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Fund's price or yield.

  Variable and Floating Rate Securities. The Fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) U.S. government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank.

  Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over-collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

  - Prepayment Risk -- Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepay-

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    ments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

  - Other Risk Associated with Asset-Backed Securities -- Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  U.S. Government Securities. U.S. Government securities include U.S. Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the

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U.S. Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

  Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are U.S. dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

  Section 4(2) Commercial Paper. The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth in the Fund's Statement of Additional Information ("SAI") when the Board of Trustees of the Trust (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

SHAREHOLDER INFORMATION

  Determination of Net Asset Value.  The Fund determines the price per share (or
NAV) once each business day at 4:00 p.m. Eastern time (ET) or the close of the New York Stock Exchange (the "NYSE"), whichever is earlier. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed

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on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

  The Fund seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

  Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

  The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank). The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

HOW TO PURCHASE SHARES

BY MAIL:

  An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:

  State Street Institutional Liquid Reserves Fund
  1625 Broadway, Suite 2200
  Denver, CO 80218

BY TELEPHONE/FAX:

  An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to

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(303) 825-2575. Call the Fund at (303) 623-2577 between the hours of 8:30 a.m.
ET and 5:00 p.m. ET to:

  - confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

  - request your new account number (initial purchases only),

  - confirm the amount being wired and wiring bank,

  - confirm the name and number of the contact person in connection with the order at the wiring bank, and

  - receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

  For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

  Instruct your bank to transfer money by Federal Funds wire to:

State Street Bank & Trust Co
225 Franklin Street
Boston, MA 02171


  ABA# 011000028
  DDA# 0015-755-2
  Account Name: State Street Institutional Liquid Reserves Fund
  Ref: Shareholder Account #
  Ref: Shareholder Name

  You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

  In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is

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correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

  Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Redemption orders are processed at the NAV next determined after the Fund receives your order in good form. If the Fund receives your redemption order prior to 3 p.m. ET on a business day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next business day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

  A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity.

HOW TO REDEEM SHARES

BY MAIL

  Send a signed letter to:
  State Street Institutional Liquid Reserves Fund
  1625 Broadway, Suite 2200
  Denver, CO 80218

  The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See "Signature Guarantees" below.

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

BY TELEPHONE BETWEEN THE HOURS OF 8:30 A.M. AND 5 P.M. EASTERN TIME

  Please Call (303) 623-2577

  The Fund will need the following information to process your redemption request:

  - name(s) of account owners;

  - account number(s);

  - the name of the Fund;

  - your daytime telephone number; and

  - the dollar amount, percentage or number of shares being redeemed.

  On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares.

  Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

  - Your account address has changed within the last 10 business days.

  - A wire is being made payable to someone other than the account owner.

  - Redemption proceeds are being transferred to an account with a different registration.

  - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

  - Other unusual situations as determined by the Fund's transfer agent.

  The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

  About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via
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

the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

  The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

  Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

  The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

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

  The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser, State Street or their agents will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

  The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN

  The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

  The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

  Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares.

  Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

  The Financial Highlights table is intended to help you understand the Fund's financial performance for the period ended December 31, 2004. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD

                                                     PERIOD
                                                      ENDED
                                                    12/31/04*
                                                    ---------
PER SHARE OPERATING PERFORMANCE(a):
Net Asset Value, Beginning of Period.............   $ 1.0000
                                                    --------
INVESTMENT OPERATIONS:
  Net investment income..........................     0.0066
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (0.0066)
  Net increase (decrease) in net assets..........         --
NET ASSET VALUE, END OF PERIOD...................   $ 1.0000
                                                    ========
TOTAL RETURN(b)..................................       0.66%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......   $381,638
  Ratio of gross expenses to average net
     assets......................................       0.23%**
  Ratio of net expenses to average net assets....       0.15%**
  Ratio of net investment income to average net
     assets......................................       1.67%**

---------------

 *   The Fund commenced operations on August 12, 2004.

(a) The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund's proportionate share of the income and expenses of the State Street Money Market Portfolio.

(b) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.

**   Annualized.

  For more information about STATE STREET INSTITUTIONAL LIQUID RESERVES FUND:

  The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

  The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083.

  Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                  STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                 P.O. BOX 5049
                          BOSTON, MASSACHUSETTS 02206

                                ---------------

                          STATE STREET U.S. GOVERNMENT
                               MONEY MARKET FUND

                                ---------------

                        PROSPECTUS DATED APRIL 29, 2005
                          (AS REVISED AUGUST 1, 2005)

                                ---------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE STATE STREET U.S. GOVERNMENT MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The State Street U.S. Government Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

INTRODUCTION

  The State Street U.S. Government Money Market Fund's (the "Fund") investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"), by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and the Portfolio.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street U.S. Government Money Market Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.

  The Fund attempts to meet its investment objective by investing under normal circumstances substantially all of its assets (either on its own or as part of a master-feeder structure) in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities ("U.S. Government securities") or in repurchase agreements with respect to U.S. Government securities, but in no event will it invest less than 80% of its total assets in U.S. Government securities under normal market conditions. Shareholders will receive 60 days notice prior to changing the 80% investment policy. The Adviser bases its investment decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE FUND

  Money Market Risk. The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. Although the Fund seeks to maintain a constant NAV of $1.00 per share, the Fund may not be able to do so at all times, and it is possible for you to lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  Interest Rate Risk. The risk that during periods of rising interest rates, the Fund's yield will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund's yield may be higher than prevailing market rates.

  Government Securities Risk. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Because the Portfolio may be 100% invested in U.S. Government securities, its return may be less than a fund which can invest without limitation in all types of securities.

  Management Strategy Risk. The risk that a strategy used by the Adviser may fail to produce the intended results.

  Liquidity Risk. The risk that the Fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

  Fixed-Income Securities Risk. Risks associated with fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/ extension risk. Credit risk involves the risk that the issuer could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and asset-backed securities.

PERFORMANCE INFORMATION

  Performance information for the Fund has been omitted because the Fund has not commenced operations as of the date of this Prospectus.

FEES AND EXPENSES

  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1)................................    0.15%
Distribution (12b-1) Fees.........................    0.05%
Other Expenses....................................    0.08%
                                                     -----
Total Annual Fund Operating Expenses..............    0.28%
                                                     =====

---------------
1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Funds.

  Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR     3 YEARS
                        -------    -------
                          $29        $90

MANAGEMENT AND ORGANIZATION

  The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser the Portfolio.

  The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.

  The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage more than $1.35 trillion as of December 31, 2004 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $98 billion in assets under management at December 31, 2004. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.

  The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

  The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

  The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

  The investment objective of the Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

  U.S. Government Securities. U.S. Government securities include U.S. Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest or principal by the U.S. Government, its agencies or instrumentalities. U.S. Government securities may include securities that are supported by the full faith and credit of the United States Treasury, and securities that are supported only by the right of the issuer to borrow from the United States Treasury, by the discretionary authority of a U.S. Government agency or instrumentality, or solely by the creditworthiness of the issuer.

  Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Fund's price or yield.

  Variable and Floating Rate Securities. The Fund may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) U.S. government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank.

SHAREHOLDER INFORMATION

  Determination of Net Asset Value. The Fund determines the price (or NAV) per share once each business day at 4:00 p.m. Eastern time, or the close of the New York Stock Exchange (the "NYSE"), if earlier. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

  The Fund seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

  Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

  The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

  In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.
 6

  Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions). The Fund will normally redeem in-kind to the investor. Investments in the Fund may not be transferred at the discretion of the Adviser. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

  Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

  The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

  The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

  The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN

  The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

  The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

  Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares.

  Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

  For more information about STATE STREET U.S. GOVERNMENT MONEY MARKET FUND:

  The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

  The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083. The Fund does not have an Internet website.

  Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.